POWER OF ATTORNEY

Each person whose signature appears below designates and appoints BRANDON M. DAWSON, DANIEL J. KOHL, MARK RICHARDS, and BRIAN S. THOMPSON, and any of them, his true and lawful attorneys-in-fact and agents to sign the annual report on Form 10-K of Sonus Corp., a Yukon Territory (Canada) corporation, for the fiscal year ended July 31, 2001, and to file said report, with all exhibits thereto, with the Securities and Exchange Commission under the Securities Act of 1934, as amended. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the report, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 24th day of October, 2001.

Signature                                   Title


/s/ Brandon M. Dawson                       Chairman of the Board and Director
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Brandon M. Dawson


/s/ Daniel J. Kohl                          Chief Executive Officer and Director
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Daniel J. Kohl


/s/ Mark Richards                           Senior Vice President and Chief
--------------------------------------      Financial Officer
Mark Richards


/s/ Douglas A. Pease                        Controller
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Douglas A. Pease


/s/ Joel Ackerman                           Director
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Joel Ackerman


/s/ Haywood D. Cochrane, Jr.                Director
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Haywood D. Cochrane, Jr.


/s/ Leslie H. Cross                         Director
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Leslie H. Cross


/s/ Michael T. Fiore                        Director
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Michael T. Fiore


/s/ Gregory J. Schott                       Director
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Gregory G. Schott


/s/ David J. Wenstrup                       Director
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David J. Wenstrup